INSTRUMENT OF TRANSFER

_________________________________________

POWERTRONIC HOLDINGS LIMITED

_________________________________________

I (We) WONG Yat Chor

of 729 Lynn Valley Road North Vancouver B.C. V5J 1Z5

in consideration of the Sum of US Dollars Four Hundred Thousand Only

paid to me (us) by (name in full) Ideal Trade Investments Limited

(occupation) Corporation

P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola

of (full address) British Virgin Islands

(hereinafter called "the said Transferee") do hereby transfer to the said Transferee the

   -1-    Shares numbered

Standing in my (our) name in the Register of POWERTRONIC HOLDINGS LIMITED to hold unto the said Transferee his Executors, Administrators or Assigns, subject to the several conditions upon which I (We) hold the same at the time of execution hereof. And I (we) the said Transferee do hereby agree to take the said Shares subject to the same conditions.

Witness our hands the    29th    day of    October 2003

Witness to the signature(s) of

________________________________
Name _________________________
Address _______________________
________________________________
________________________________
________________________________
________________________________

) ) ) ) ) ) )	/s/ signed _____________________________ (Transferor) WONG Yat Chor

Witness to the signature(s) of

________________________________
Name _________________________
Address _______________________
________________________________
________________________________
________________________________
________________________________

) ) ) ) ) ) )

For and on behalf of
IDEAL TRADE INVESTMENT LIMITED
/s/ signed
_____________________________
Authorized Signature(s)

/s/ signed

______________________________
(Transferee)
Ideal Trade Investments Limited

SOLD NOTE

Name of Purchaser (Transferee): Ideal Trade Investments Limited

P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola

Address: British Virgin Islands

Name of Company in which the shares to be transferred:

POWERTRONIC HOLDINGS LIMITED

Number of Shares:               - 1 -                of        USD400,000.00           each

Consideration Received: US Dollars Four Hundred Thousand Only (USD400,000.00)

/s/ signed

(Transferor)

WONG Yat Chor

Hong Kong, Dated 29th October 2003

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -- - - - - - - - - - - - - - - - -- - - - - - - - - - - - - - - - - -

BOUGHT NOTE

Name of Seller (Transferor) WONG Yat Chor

Address: 729 Lynn Valley Road North Vancouver B.C. V5J 1Z5

Occupation: Merchant

Name of Company in which the shares to be transferred:

POWERTRONIC HOLDINGS LIMITED

Number of Shares:               - 1 -                of        USD400,000.00           each

Consideration Received: US Dollars Four Hundred Thousand Only (USD400,000.00)

For and on behalf of

IDEAL TRADE INVESTMENTS LIMITED
/s/ signed
______________________________________
Authorized Signature(s)
/s/ signed

______________________________________
                     (Transferee)
          Ideal Trade Investments Limited

Hong Kong, Dated 29th October 2003

INSTRUMENT OF TRANSFER

_________________________________________

POWERTRONIC HOLDINGS LIMITED

_________________________________________

I (We) CHAN Sai Yee Clarence

of 3075 West 33rd Avenue, Vancouver, B.C. V6N 2G6

in consideration of the Sum of US Dollars Four Hundred Thousand Only

paid to me (us) by (name in full) Ideal Trade Investments Limited

(occupation) Corporation

P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola

of (full address) British Virgin Islands

(hereinafter called "the said Transferee") do hereby transfer to the said Transferee the

   -1-    Shares numbered

standing in my (our) name in the Register of POWERTRONIC HOLDINGS LIMITED to hold unto the said Transferee his Executors, Administrators or Assigns, subject to the several conditions upon which I (We) hold the same at the time of execution hereof. And I (we) the said Transferee do hereby agree to take the said Shares subject to the same conditions.

Witness our hands the    29th    day of    October 2003

Witness to the signature(s) of

________________________________
Name _________________________
Address _______________________
________________________________
________________________________
________________________________
________________________________

) ) ) ) ) )	/s/ signed _____________________________ (Transferor) CHAN Sai Yee Clarence

Witness to the signature(s) of

________________________________
Name _________________________
Address _______________________
________________________________
________________________________
________________________________
________________________________

) ) ) ) ) ) ) )

For and on behalf of
IDEAL TRADE INVESTMENT LIMITED
/s/ signed
_____________________________
Authorized Signature(s)
/s/ signed

_____________________________
(Transferee)
Ideal Trade Investments Limited

SOLD NOTE

Name of Purchaser (Transferee): Ideal Trade Investments Limited

P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola

Address: British Virgin Islands

Occupation: Corporation

Name of Company in which the shares to be transferred:

POWERTRONIC HOLDINGS LIMITED

Number of Shares:               - 1 -                of        USD400,000.00           each

Consideration Received: US Dollars Four Hundred Thousand Only (USD400,000.00)

/s/ signed

_________________________________

(Transferor)

CHAN Sai Yee Clarence

Hong Kong, Dated 29th October 2003

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -- - - - - - - - - - - - - - - - -- - - - - - - - - - - - - - - - - -

BOUGHT NOTE

Name of Seller (Transferor) CHAN Sai Yee Clarence

Address: 3075 West 33rd Avenue, Vancouver, B.C. V6N 2G6

Occupation: Merchant

Name of Company in which the shares to be transferred:

POWERTRONIC HOLDINGS LIMITED

Number of Shares:               - 1 -                of        USD400,000.00           each

Consideration Received: US Dollars Four Hundred Thousand Only (USD400,000.00)

For and on behalf of

IDEAL TRADE INVESTMENTS LIMITED

______________________________________
Authorized Signature(s)
______________________________________
                     (Transferee)
          Ideal Trade Investments Limited

Hong Kong, Dated 29th October 2003